SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             November 13, 1996
                     (Date of earliest event reported)

                            Lanxide Corporation
           (Exact name of Registrant as specified in its charter)

       Delaware               0-16293               51-0270253
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                             1300 Marrows Road
                           Newark, Delaware 19714
        (Address of principal executive offices, including zip code)

                                (302) 456-6200
            (Registrant's telephone number, including area code)

       _____________________________________________________________
       (Former name or former address, if changed since last report)


          ITEM 5.

                    On November 13, 1996, Lanxide Corporation, a
          Delaware corporation (the "Company"), and Commodore Environmental Services, Inc., a Delaware corporation ("Commodore"), entered into an Agreement and Plan of Merger under which the Company will become a wholly owned subsidiary of Commodore and the Company's stockholders will become Commodore stockholders. As a result of the merger, each share of the Company's common stock will be exchanged for 19.1 shares of Commodore common stock, each share of the Company's Series A Preferred Stock will be exchanged for 7.1 shares of Commodore common stock and each share of the Company's 7% Series E Redeemable Preferred Stock will be exchanged for one share of a newly created issue of Commodore Series D Preferred Stock.

                    The information set forth above is qualified in its entirety by reference to (i) the Agreement and Plan of Merger, dated November 13, 1996, by and between the Company, Commodore and COES Acquisition Corp. (the "Merger Agreement"), a copy of which is attached hereto as Exhibit 1 and (ii) a joint press release issued by the Company and Commodore on November 14, 1996, a copy of which is attached hereto as Exhibit 2.

                    On November 13, 1996, Commodore extended a
          $3,000,000 line of credit to Lanxide Performance Materials, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("LPM"). The line of credit is guaranteed by the Company and is due the earlier of February 28, 1998 or the date on which the Company terminates the Merger Agreement as the result of the withdrawal by the Company's Board of Directors of its approval of the Merger Agreement in the exercise of its fiduciary duties.

                    The information set forth above is qualified in its entirety by reference to (i) the Line of Credit Agreement, dated November 13, 1996, by and between LPM and Commodore, a copy of which is attached hereto as
          Exhibit 3, (ii) the Line of Credit Promissory Note, dated November 13, 1996, by LPM to Commodore, a copy of which is attached hereto as Exhibit 4, (iii) the Security Agreement, dated November 13, 1996, between LPM and Commodore, a copy of which is attached hereto as Exhibit 5, (iv) the Guaranty, dated November 13, 1996, of the Company in favor of Commodore, a copy of which is attached hereto as Exhibit 6 and (v) the Letter Agreement, dated November 13, 1996, by and between LPM and Commodore Applied Technologies, Inc., a copy of which is attached hereto as Exhibit 7.

          ITEM 7.   Financial Statements and Exhibits.

               (a)  Financial statements of business acquired:

                    Not applicable.

               (b)  Pro Forma financial information:

                    Not applicable.

               (c)  Exhibits:

                    1.   Agreement and Plan of Merger, dated
                         November 13, 1996, by and among the
                         Company, Commodore and COES Acquisition
                         Corp.

                    2.   Press Release issued by the Company and
                         Commodore on November 14, 1996.

                    3.   Line of Credit Agreement, dated November
                         13, 1996, by and between LPM and
                         Commodore.

                    4.   Line of Credit Promissory Note, dated
                         November 13, 1996, by LPM in favor of
                         Commodore.

                    5.   Security Agreement, dated November 13,
                         1996, by and between LPM and Commodore.

                    6. Guaranty, dated November 13, 1996, by the Company in favor of Commodore.

                    7. Letter Agreement, dated November 13, 1996, by and between LPM and Commodore Applied
                         Technologies, Inc.


                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LANXIDE CORPORATION

                                   By:/s/  Robert J. Ferris
                                       ________________________
                                        Robert J. Ferris
                                        Secretary, Treasurer and
                                          Vice President-Administration

          Date:  November 15, 1996


                               EXHIBIT INDEX

            Exhibit                                    Sequential
            Number              Description            Page Number

               1         Agreement and Plan of Merger,
                         dated November 13, 1996, by
                         and among the Company,
                         Commodore and COES Acquisition
                         Corp.

               2         Press Release issued by the
                         Company and Commodore on
                         November 14, 1996.

               3         Line of Credit Agreement,
                         dated November 13, 1996, by
                         and between LPM and Commodore.

               4         Line of Credit Promissory
                         Note, dated November 13, 1996,
                         by LPM in favor of Commodore.

               5         Security Agreement, dated
                         November 13, 1996, by and
                         between LPM and Commodore.

               6         Guaranty, dated November 13,
                         1996, by the Company in favor
                         of Commodore.

               7         Letter Agreement, dated
                         November 13, 1996, by and
                         between LPM and Commodore
                         Applied Technologies, Inc.